UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A12(G)

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PROPERTY MANAGEMENT CORPORATION OF AMERICA

(Exact name of Registrant as specified in its charter)

Delaware	46-4600326
(State or other jurisdiction of Incorporation)	(IRS Employer Identification Number)

4174 Old Stockyard Road, Suite F

Marshall, VA 20115

(Address of principal executive offices)

Phone: (540) 364-8131

(Registrant’s Telephone Number)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-196503

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

Common Stock, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

A description of the Common Stock to be registered hereunder is set forth under the caption “Description of Securities to be Registered” in the prospectus that constitutes a part of the Registrant’s Registration Statement on Form S-1, File No. 333-196503 (the “Registration Statement”), initially filed with the U.S. Securities and Exchange Commission on June 4, 2014, as subsequently amended by any amendments to such Registration Statement and declared effective on June 26, 2015.  Such Registration Statement, as amended, and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, that includes such description are hereby incorporated by reference herein.

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1 (1)	Articles of Incorporation*
3.5 (1)	Bylaws*

* Incorporated by reference to the exhibits filed with the Company’s Registration Statement on Form S-1 (No. 333-196503), effective June 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPERTY MANAGEMENT CORPORATION OF AMERICA

Date: July 24, 2015	By:	/s/ C. Thomas McMillen
C. Thomas McMillen
Chief Executive Officer